SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
              (Date of earliest event reported): November 20, 2003


                              Hecla Mining Company
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            1-8491                                    82-0126240
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    (Commission File Number)            (IRS Employer Identification No.)


6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho                                83815-9408
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(Address of principal executive offices)            (Zip Code)


                                 (208) 769-4100
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                         (Registrant's Telephone Number)

Item 5.  Other Events

         The following information is being furnished under Item 5 of Form 8-K:
On November 20, 2003, Hecla Mining Company (the "Company") issued a news release regarding an Exchange Agreement the Company entered into with a preferred shareholder, to exchange 1,073,880 shares of the Company's Common Stock, par value $0.25 per share, in exchange for 141,300 shares of the Company's Series B Cumulative Convertible Preferred Stock held by the preferred shareholder. The News Release is attached hereto as Exhibit 99 to this Form 8-K and is incorporated herein by reference.




                                    SIGNATURE
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         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HECLA MINING COMPANY



                                        By:     /s/ Michael B. White
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                                           Name:  Michael B. White
                                           Title: Corporate Secretary


Dated:  November 20, 2003

                                  EXHIBIT INDEX



Exhibit No.                               Title
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Exhibit 99 -     Hecla Mining Company News Release dated November 20, 2003

























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